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                                                                    Exhibit 10.9

                                              AMENDMENT OF AGREEMENT


         The Agreement Regarding Initial Employment Terms, dated December 19, 1996, between The Dime Savings Bank of New York, FSB and Richard A. Mirro, is hereby amended, effective as of May 12, 1997, to replace the clause "Hostile Change in Control" where it appears therein with the clause "Transfer of Control."


                                     AGREED AND ACCEPTED

                                     THE DIME SAVINGS BANK OF
                                        NEW YORK, FSB


                                     By: _______________________________________



                                     __________________________________________
                                                RICHARD A. MIRRO